UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-09105

New World Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Brian C. Janssen

New World Fund, Inc.

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

New World Fund® Annual report for the year ended October 31, 2023

Capturing the
growth potential
of developing
economies

The fund’s investment objective is long-term capital appreciation.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2023 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	17.23%	5.17%	4.92%
Class A shares Reflecting 5.75% maximum sales charge	10.15	3.63	4.00

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.68% for Class F-2 shares and 0.99% for Class A shares as of the prospectus dated January 1, 2024 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity, price volatility and political instability. These risks may be heightened in connection with investments in developing countries. Investing in smaller companies entails further risks. The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Lower rated bonds are subject to greater fluctuations in value and risk of loss of income and principal than higher rated bonds. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

5	Investment portfolio

19	Financial statements

50	Board of directors and other officers

Fellow investors:

Stocks in developing countries rose during New World Fund’s fiscal year ended October 31, 2023. Returns were helped by infrastructure growth in certain countries, the reshoring of supply chains and interest rate cuts in some emerging markets.

New World Fund Classes F-2 and A shares gained 10.85% and 10.50%, respectively, for the 12-month reporting period. By comparison, the unmanaged MSCI ACWI (All Country World Index), the fund’s primary benchmark, advanced 10.50%. The fund’s results (Class F-2) include a dividend of 79.8 cents a share paid in December 2022. The MSCI Emerging Markets Index, which also captures the fund’s opportunity set of companies that can benefit from significant exposure to developing economies and markets, increased 10.80%.

With the primary objective of long-term capital appreciation, New World Fund offers a multidimensional approach to capturing the potential of emerging markets by blending three types of investments: equities of companies based in the developing world; equities of multinational companies based in the developed world that have significant business in the developing world; and, when appropriate, government and corporate bonds of developing-country issuers.

This approach is intended to offer potential benefits for long-term investors, including help with reducing some of the volatility typically associated with investing in developing markets.

Results at a glance

For periods ended October 31, 2023, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime[1] (since 6/17/99)

New World Fund (Class F-2 shares)[2]	10.85%	6.06%	4.28%	7.29%
New World Fund (Class A shares)	10.50	5.75	3.98	7.01
MSCI ACWI (All Country World Index)[3]	10.50	7.47	6.81	5.11

[1]	Lifetime returns are since 6/17/1999, the inception date of Class A shares.
[2]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[3]	MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Source: MSCI. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

MSCI ACWI is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, consisting of more than 40 developed and emerging market country indexes. The index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Investors cannot invest directly in an index. There have been periods when the fund has lagged the index. Source: MSCI.

MSCI Emerging Markets Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure equity market results in the global emerging markets, consisting of more than 20 emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: MSCI.

Past results are not predictive of results in future periods.

New World Fund	1

Market review

Global stocks rallied, rebounding from the lows of 2022. Falling inflation rates and better-than-expected economic growth helped support equity prices in major developed markets as well as some emerging markets. Geopolitical events weighed on investor sentiment at times. The war in Ukraine entered its second year and tensions between the U.S. and China worsened. On the trade front, the U.S. imposed restrictions on advanced computer chips and other sensitive high-tech exports to China.

Meanwhile, with signs of inflation cooling, the U.S. Federal Reserve and European Central Bank slowed their rate-hiking campaigns. Observers increasingly expected that central banks in Latin America would cut rates after sharply hiking them ahead of the U.S. and other developed countries. Brazil was among the first, lowering its benchmark rate by 50 basis points in August.

Chinese stocks rose 21%, with the bulk of the gains notched from November 2022 through March 2023. Returns were initially bolstered after China’s government reopened the country’s economy following nearly three years of stringent COVID-19 lockdowns. However, investor enthusiasm tapered off. Limited stimulus measures, declining manufacturing activity, weakening consumer confidence and deflationary pressures all hurt economic growth. Exports also fell for six consecutive months, from May through October. Meanwhile, China’s debt-saddled property sector remained weak despite government measures to boost home sales.

Elsewhere in Asia, the tech-heavy indexes in Taiwan and Korea rose 26% and 8% respectively, helped by gains for semiconductor-related stocks. Indian stocks advanced 4%. Economic growth was strong in the world’s most populous country, driven by massive infrastructure spending and production-linked incentive programs designed to elevate India’s domestic manufacturing base. Broader policy reforms enacted in recent years — aimed at facilitating the expansion of credit and formalizing the economy — have also gained traction.

In Latin America, Mexican stocks increased 10%. Mexico, which recently replaced China as the largest trading partner of the U.S., has become a reshoring destination for companies seeking to move part of their supply chains from China and other Asian countries. The shift has increased foreign direct investment in Mexico by companies involved in the manufacturing and assembly of cars, air conditioners and technology-related equipment.

Inside the portfolio

Stock selection in the health care sector helped returns on a relative basis, led by Denmark-based Novo Nordisk and U.S.-based Eli Lilly. Both pharmaceutical giants were boosted by the rise of diabetes drugs that have become popular treatments for weight loss, even among people without diabetes. Projected increases in diabetes cases in densely populated emerging markets such as China, India, Pakistan and Indonesia should also support the growth of this drug category. Investor enthusiasm for these medications helped drive shares of both Novo Nordisk and Eli Lilly to 52-week highs over the 12-month period.

MercadoLibre was another top contributor. Shares of Latin America’s leading e-commerce business surged on strong revenue and profit growth. The investment in Indian real estate company Macrotech Developers also boosted relative returns. Shares advanced on positive sentiment around the company’s earnings outlook and growth in India’s housing market.

Rounding out the leading contributors were semiconductor giants TSMC (Taiwan Semiconductor Manufacturing Co.) and Broadcom. TSMC, the world’s largest chip contract manufacturer, indicated that industry inventory levels were normalizing. The company further signaled capital expenditures would moderate following outlays to build new factories in the U.S. and Japan.

By contrast, the limited investment in chipmaker Nvidia detracted the most from portfolio returns on a relative basis. Nvidia shares soared on robust demand for chips used in artificial intelligence applications and datacenter infrastructure. Also weighing on portfolio results was the investment in Wolfspeed, a specialized computer chipmaker that is a key supplier to the electric vehicle (EV) industry. Its shares came under pressure due to a combination of factors, including manufacturing plant disruptions and generally slower growth in EV sales. Indian bank Kotak Mahindra was another detractor. The fund’s cash position, while near a low based on its 10-year average, also hurt relative returns in a rising market.

Looking forward

We believe the next phase of growth for emerging markets will be different than the past 20 years. China’s economy has matured and is going through a difficult patch of reforms. Geopolitical concerns and the world’s energy transition are driving foreign investment into a broader mix of developing countries for manufacturing and natural resource needs. And government-led reforms are changing the trajectory of some developing countries, such as India and Indonesia.

Past results are not predictive of results in future periods.

2	New World Fund

We further think durable trends — reshoring of supply chains, powerful shifts in demographics, infrastructure growth, the energy transition, the emergence of large, sticky domestic brands — could add more depth to emerging equity markets, especially those that have not been front and center for investors. To that end, the fund has incrementally increased investments in Mexico, Indonesia, South Africa and Saudi Arabia.

At the same time, the fund’s exposure to China is much lower than in years past. China has matured and its $18 trillion economy is likely to grow at a slower rate. The government has taken a piecemeal approach to fiscal stimulus and will have to address how to reform and resurrect a highly indebted property sector. More importantly, having built out world-class infrastructure that has positioned its economy for the modern age, the next phase of China’s economic growth will likely have to be powered both by the consumer and by moving further up the value chain in manufacturing and technology. In areas such as robotics and EV battery technology, China is already showing its prowess as a high-end manufacturer.

Meanwhile, the number of investments that managers are finding in India has increased. Managers believe India could be a growing opportunity over this decade amid massive infrastructure spending and moves by multinationals to set up new manufacturing hubs.

Geopolitical tensions could also benefit emerging markets. The reconstruction of supply chains in many industries may benefit the developing world and help drive new sources of growth for a broader set of countries. For instance, rather than aligning with a single economic superpower, countries like Indonesia, India and Mexico are tapping into funding and investment from Western countries and China alike.

What’s more, government balance sheets are stronger, inflation is coming under control and valuations are reasonable, making for an attractive asset class over the medium term.

We thank you for your commitment to New World Fund.

Cordially,

Bradford F. Freer
Co-President

Dawid Justus
Co-President

Lisa Thompson
Co-President

December 8, 2023

For current information about the fund, visit capitalgroup.com.

New World Fund	3

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period June 17, 1999, to October 31, 2023)

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends and reinvested capital gains distributions.
[3]	Source: MSCI. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.
[4]	For the period June 17, 1999 (commencement of operations), through October 31, 1999.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended October 31, 2023)

	1 year	5 years	10 years

Class F-2 shares	10.85%	6.06%	4.28%
Class A shares*	4.16	4.50	3.36

*	Assumes payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which results would have been lower.

4	New World Fund

Investment portfolio October 31, 2023

Sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	22.81%
India	13.89
Eurozone*	13.02
China	11.44
Brazil	6.53
Denmark	3.51
Hong Kong	2.49
Taiwan	2.37
Japan	2.28
Other countries	16.07
Short-term securities & other assets less liabilities	5.59
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

Common stocks 89.78%	Shares	Value (000)
Financials 14.66%
Kotak Mahindra Bank, Ltd.	33,791,590	$706,493
AIA Group, Ltd.	67,503,400	587,900
HDFC Bank, Ltd.	28,814,592	511,551
NU Holdings, Ltd. / Cayman Islands, Class A1	44,638,782	366,038
Capitec Bank Holdings, Ltd.[2]	3,937,837	351,497
Bank Central Asia Tbk PT	609,319,249	335,931
B3 SA - Brasil, Bolsa, Balcao	112,619,434	247,945
Ping An Insurance (Group) Company of China, Ltd., Class H	46,507,000	235,095
AU Small Finance Bank, Ltd.	28,669,552	230,377
Mastercard, Inc., Class A	560,536	210,958
Bank Mandiri (Persero) Tbk PT	582,230,300	208,649
Banco Bilbao Vizcaya Argentaria, SA	24,028,778	188,739
ICICI Bank, Ltd. (ADR)	4,339,430	96,292
ICICI Bank, Ltd.	7,163,851	78,778
Visa, Inc., Class A	705,671	165,903
XP, Inc., Class A	7,971,802	159,436
Bajaj Finance, Ltd.	1,607,000	144,663
Eurobank Ergasias Services and Holdings SA1	80,126,600	130,809
Axis Bank, Ltd.	10,872,182	128,308
Discovery, Ltd.	15,939,974	109,913
Cholamandalam Investment and Finance Co., Ltd.	7,831,631	107,090
Shriram Finance, Ltd.	4,638,779	104,719
Erste Group Bank AG	2,894,614	103,457
Bank of the Philippine Islands	54,216,875	96,083
Bank of Baroda	40,321,102	95,089
Industrial and Commercial Bank of China, Ltd., Class H	193,980,000	93,240
Bank Rakyat Indonesia (Persero) Tbk PT	294,858,900	92,172
Edenred SA	1,490,498	79,586
Canara Bank	16,580,176	76,618
Grupo Financiero Banorte, SAB de CV, Series O2	9,207,621	74,727
Jio Financial Services, Ltd.[1]	26,467,547	69,782
PagSeguro Digital, Ltd., Class A1	9,492,500	67,017
National Bank of Greece SA1	9,916,984	56,709
Alpha Services and Holdings SA1	37,673,000	56,248
Max Financial Services, Ltd.[1]	4,346,000	47,822
China Pacific Insurance (Group) Co., Ltd., Class H	19,159,800	47,185
Aon PLC, Class A	144,200	44,616
DBS Group Holdings, Ltd.	1,839,256	44,223
East Money Information Co., Ltd., Class A	20,040,579	42,112
Bajaj Finserv, Ltd.	2,126,100	40,124
Moody’s Corp.	118,550	36,513
BDO Unibank, Inc.	15,433,020	34,768
Brookfield Corp., Class A2	1,177,800	34,333

New World Fund	5

Common stocks (continued)	Shares	Value (000)
Financials (continued)
Hong Kong Exchanges and Clearing, Ltd.	931,400	$32,387
S&P Global, Inc.	79,038	27,609
Bank of Ningbo Co., Ltd., Class A	7,434,120	25,513
China Merchants Bank Co., Ltd., Class H	6,141,000	23,291
Euronet Worldwide, Inc.[1]	297,000	22,822
Prudential PLC	1,741,000	18,264
China Construction Bank Corp., Class H	30,590,500	17,312
BNP Paribas SA	268,235	15,415
PB Fintech, Ltd.[1]	1,771,524	14,916
Société Générale	598,543	13,458
TISCO Financial Group PCL, foreign registered shares	4,969,000	13,238
Akbank TAS	10,588,813	11,119
Nedbank Group, Ltd.	959,257	10,325
Postal Savings Bank of China Co., Ltd., Class H	19,594,000	8,935
Banco BTG Pactual SA, units[1]	845,307	4,963
Moscow Exchange MICEX-RTS PJSC[3]	5,963,587	—	[4]
Sberbank of Russia PJSC[3]	38,486,552	—	[4]
		6,999,075

Information technology 14.10%
Microsoft Corp.	4,501,729	1,522,080
Taiwan Semiconductor Manufacturing Co., Ltd.	64,301,816	1,059,412
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	166,200	14,345
Broadcom, Inc.	579,131	487,263
ASML Holding NV	648,333	390,011
NVIDIA Corp.	881,776	359,588
SK hynix, Inc.	2,750,077	240,249
Synopsys, Inc.[1]	411,827	193,328
SAP SE	1,372,351	183,895
Apple, Inc.	1,075,144	183,602
Tata Consultancy Services, Ltd.	4,217,895	171,124
Samsung Electronics Co., Ltd.	3,237,518	161,441
Keyence Corp.	394,900	152,867
ASM International NV	334,829	138,479
Infosys, Ltd. (ADR)	5,096,840	83,690
Infosys, Ltd.	3,160,912	52,174
Wolfspeed, Inc.[1]	3,659,238	123,829
Cognizant Technology Solutions Corp., Class A	1,648,700	106,292
Micron Technology, Inc.	1,514,846	101,298
Capgemini SE	537,644	95,297
Accenture PLC, Class A	298,497	88,680
Disco Corp.	494,200	86,989
Tokyo Electron, Ltd.	609,300	81,843
EPAM Systems, Inc.[1]	350,247	76,203
Nokia Corp.	14,580,398	48,653
Xiamen Faratronic Co., Ltd., Class A	3,394,230	46,440
TE Connectivity, Ltd.	385,000	45,372
MediaTek, Inc.	1,701,130	44,819
Intel Corp.	1,126,620	41,122
Applied Materials, Inc.	308,200	40,790
TDK Corp.	1,066,900	40,062
Logitech International SA	394,100	30,932
Coforge, Ltd.	502,623	30,117
Trimble, Inc.[1]	616,650	29,063
KLA Corp.	52,902	24,848
Socionext, Inc.	228,200	22,508
NICE, Ltd. (ADR)[1,2]	140,000	21,609
Atlassian Corp., Class A1	112,953	20,404
Globant SA1	117,317	19,978
Hamamatsu Photonics KK	499,900	18,499
Kingdee International Software Group Co., Ltd.[1]	13,325,067	17,880
E Ink Holdings, Inc.	2,464,000	12,790
Canva, Inc.[1,3,5]	10,572	11,277
MKS Instruments, Inc.	122,884	8,069
		6,729,211

6	New World Fund

Common stocks (continued)	Shares	Value (000)
Health care 12.45%
Novo Nordisk AS, Class B	14,379,739	$1,386,715
Eli Lilly and Co.	1,329,389	736,389
Max Healthcare Institute, Ltd.[6]	64,125,179	441,843
AstraZeneca PLC	3,199,662	399,944
Thermo Fisher Scientific, Inc.	864,058	384,307
Abbott Laboratories	2,331,210	220,416
BeiGene, Ltd. (ADR)[1]	1,060,050	197,466
BeiGene, Ltd.[1]	693,600	9,959
Innovent Biologics, Inc.[1]	33,071,791	194,198
EssilorLuxottica SA	1,028,068	185,930
Jiangsu Hengrui Medicine Co., Ltd., Class A	26,772,806	175,432
WuXi Biologics (Cayman), Inc.[1]	25,587,815	159,165
Laurus Labs, Ltd.[6]	32,526,488	141,536
Danaher Corp.	676,183	129,841
Rede D’Or Sao Luiz SA	27,259,356	116,893
WuXi AppTec Co., Ltd., Class H2	6,493,583	78,434
WuXi AppTec Co., Ltd., Class A	2,907,577	34,397
Revvity, Inc.	1,335,466	110,643
Hypera SA, ordinary nominative shares	16,646,484	100,009
Bayer AG	1,987,100	85,395
Zoetis, Inc., Class A	435,733	68,410
Shenzhen Mindray Bio-Medical Electronics Co., Ltd., Class A	1,726,481	67,495
Legend Biotech Corp. (ADR)[1]	944,640	62,412
Zai Lab, Ltd. (ADR)[1,2]	2,220,043	55,945
Siemens Healthineers AG	1,055,000	51,629
Straumann Holding AG	419,870	50,019
Pfizer, Inc.	1,587,499	48,514
GE HealthCare Technologies, Inc.	640,000	42,605
Mettler-Toledo International, Inc.[1]	26,154	25,767
Teva Pharmaceutical Industries, Ltd. (ADR)[1]	2,979,500	25,564
Carl Zeiss Meditec AG, non-registered shares	267,637	23,149
Shionogi & Co., Ltd.	497,000	23,048
Asahi Intecc Co., Ltd.	1,330,200	22,269
Medtronic PLC	268,000	18,910
OdontoPrev SA	8,887,855	18,404
Align Technology, Inc.[1]	95,700	17,665
Alcon, Inc.	224,729	16,104
Angelalign Technology, Inc.[2]	1,530,000	10,514
Shandong Pharmaceutical Glass Co., Ltd., Class A	862,513	3,264
CanSino Biologics, Inc., Class H1,2	832,000	2,630
		5,943,229

Industrials 12.11%
Airbus SE, non-registered shares	5,499,225	735,565
Safran SA	2,370,425	369,230
Larsen & Toubro, Ltd.	10,120,237	356,222
Shenzhen Inovance Technology Co., Ltd., Class A	34,199,734	283,472
General Electric Co.	2,274,428	247,071
IMCD NV	1,745,613	210,506
Copa Holdings, SA, Class A	2,569,500	209,800
Carrier Global Corp.	4,363,109	207,946
Zhejiang Sanhua Intelligent Controls Co., Ltd.	56,719,337	207,820
DSV A/S	1,371,174	204,028
Rumo SA	44,504,090	196,933
International Container Terminal Services, Inc.	53,761,290	190,848
Grab Holdings, Ltd., Class A1	52,033,824	159,744
Astra International Tbk PT	380,180,300	137,713
Caterpillar, Inc.	576,500	130,318
Techtronic Industries Co., Ltd.	13,187,000	119,596
Grupo Aeroportuario del Pacífico, SAB de CV, Class B	8,020,381	93,558
Grupo Aeroportuario del Pacífico, SAB de CV, Class B (ADR)	158,266	18,427
BAE Systems PLC	8,177,976	109,793
TransDigm Group, Inc.[1]	132,060	109,358
InPost SA1	11,004,133	109,040
Daikin Industries, Ltd.	707,600	101,903
ZTO Express (Cayman), Inc., Class A (ADR)	3,929,717	92,623
Thales SA	588,000	86,655
CCR SA, ordinary nominative shares	35,448,218	84,231

New World Fund	7

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Contemporary Amperex Technology Co., Ltd., Class A	3,105,767	$78,829
Mitsui & Co., Ltd.	1,985,200	72,957
SMC Corp.	156,600	72,173
Boeing Co.[1]	371,543	69,412
Jiangsu Hengli Hydraulic Co., Ltd., Class A	8,746,217	67,470
Legrand SA	736,070	63,579
Bharat Electronics, Ltd.	39,580,870	63,361
Siemens AG	416,381	55,059
RTX Corp.	582,000	47,369
Interpump Group SpA	1,133,919	47,331
Wizz Air Holdings PLC[1]	2,499,388	47,055
Schneider Electric SE	241,391	37,120
Centre Testing International Group Co., Ltd.	17,640,920	36,509
ABB, Ltd.	1,059,474	35,622
Bureau Veritas SA	1,469,400	33,477
Epiroc AB, Class B	2,302,349	31,932
TELUS International (Cda), Inc., subordinate voting shares[1]	4,396,903	28,096
MISUMI Group, Inc.	1,717,800	25,746
Ingersoll-Rand, Inc.	332,595	20,182
GT Capital Holdings, Inc.	1,919,580	18,581
Wuxi Lead Intelligent Equipment Co., Ltd., Class A	4,530,452	17,417
Hitachi, Ltd.	241,956	15,375
Veralto Corp.[1]	123,099	8,494
Haitian International Holdings, Ltd.	3,351,000	7,981
Grupo Aeroportuario del Sureste, SAB de CV, Class B	318,575	6,866
Teleperformance SE	7,432	851
		5,781,244

Consumer discretionary 10.46%
LVMH Moët Hennessy-Louis Vuitton SE	923,652	661,028
MercadoLibre, Inc.[1]	494,509	613,557
Midea Group Co., Ltd., Class A	50,405,387	364,760
Midea Group Co., Ltd., Class A	8,866,219	64,161
Alibaba Group Holding, Ltd.[1]	17,007,700	175,227
Alibaba Group Holding, Ltd. (ADR)[1]	1,669,602	137,809
Trip.com Group, Ltd. (ADR)[1]	6,988,963	237,625
Galaxy Entertainment Group, Ltd.	41,425,000	232,032
Eicher Motors, Ltd.	5,808,808	230,027
Hermès International	121,582	228,005
Jumbo SA	6,149,197	161,778
Evolution AB	1,725,193	153,992
Titan Co., Ltd.	3,252,959	124,717
adidas AG	689,902	122,029
YUM! Brands, Inc.	958,702	115,869
Shenzhou International Group Holdings, Ltd.	11,024,600	107,701
Marriott International, Inc., Class A	504,916	95,207
NIKE, Inc., Class B	759,358	78,039
Kering SA	175,139	70,833
Ferrari NV (EUR denominated)	212,236	64,240
Amadeus IT Group SA, Class A, non-registered shares	1,118,475	63,901
Li Ning Co., Ltd.	20,765,800	63,782
Tesla, Inc.[1]	316,469	63,560
Zhongsheng Group Holdings, Ltd.	25,212,750	58,562
Compagnie Financière Richemont SA, Class A	492,705	58,175
Airbnb, Inc., Class A1	490,739	58,049
H World Group, Ltd. (ADR)[1]	1,499,156	56,458
Naspers, Ltd., Class N1	355,489	55,419
Maruti Suzuki India, Ltd.	363,485	45,389
China Tourism Group Duty Free Corp., Ltd., Class H2	4,002,140	45,155
Industria de Diseño Textil, SA	1,145,456	39,566
InterContinental Hotels Group PLC	556,670	39,448
Stellantis NV	1,632,366	30,529
Aptiv PLC[1]	349,840	30,506
Sands China, Ltd.[1]	10,982,200	29,457
Melco Resorts & Entertainment, Ltd. (ADR)[1]	3,100,700	26,170
IDP Education, Ltd.[2]	1,533,707	21,226
General Motors Co.	738,957	20,839
Shangri-La Asia, Ltd.[1]	32,362,000	20,628

8	New World Fund

Common stocks (continued)	Shares	Value (000)
Consumer discretionary (continued)
Booking Holdings, Inc.[1]	6,660	$18,578
Levi Strauss & Co., Class A2	1,320,397	18,050
Inchcape PLC	2,137,607	17,358
Renault SA	462,500	16,251
Flutter Entertainment PLC[1]	98,000	15,397
Magazine Luiza SA1	42,655,675	11,252
Gree Electric Appliances, Inc. of Zhuhai, Class A	2,060,692	9,592
Foschini Group, Ltd. (The)[2]	1,063,944	5,752
Cyrela Brazil Realty SA, ordinary nominative shares	1,554,724	5,548
Woolworths Holdings, Ltd.	1,396,881	5,195
Americanas SA, ordinary nominative shares[1]	11,909,434	2,008
Meituan, Class B1	74,990	1,065
		4,991,501

Materials 6.75%
Vale SA (ADR), ordinary nominative shares	21,638,430	296,663
Vale SA, ordinary nominative shares	18,204,262	249,138
Freeport-McMoRan, Inc.	8,220,290	277,681
Linde PLC	693,040	264,852
Asian Paints, Ltd.	7,172,436	258,280
First Quantum Minerals, Ltd.	19,058,530	220,855
Sika AG	820,356	195,842
Pidilite Industries, Ltd.	5,378,500	158,912
Barrick Gold Corp.	7,302,776	116,698
Albemarle Corp.	870,919	110,415
Gerdau SA (ADR)	24,340,739	105,639
Shin-Etsu Chemical Co., Ltd.	3,479,800	104,131
Jindal Steel & Power, Ltd.	11,133,104	84,779
LANXESS AG	3,242,438	74,123
Givaudan SA	21,422	71,126
Glencore PLC	11,674,695	61,681
Wacker Chemie AG	493,000	60,252
Nutrien, Ltd. (CAD denominated)	1,054,733	56,648
Arkema SA	522,321	49,018
Shandong Sinocera Functional Material Co., Ltd., Class A	13,621,850	45,943
CEMEX, SAB de CV (ADR), ordinary participation certificates, units[1]	7,335,052	43,790
Fresnillo PLC	5,578,341	37,726
Loma Negra Compania Industrial Argentina SA (ADR)[6]	6,442,242	36,721
BASF SE	624,345	28,762
Amcor PLC (CDI)	3,046,700	26,912
Akzo Nobel NV	392,741	26,377
Wheaton Precious Metals Corp.	604,096	25,523
Corteva, Inc.	523,267	25,190
Grupo México, SAB de CV, Series B	5,433,940	22,162
China Jushi Co., Ltd., Class A	10,844,121	17,214
Guangzhou Tinci Materials Technology Co., Ltd., Class A	4,044,923	15,418
CCL Industries, Inc., Class B, nonvoting shares	351,100	13,728
OCI NV2	564,000	13,136
Umicore SA	545,345	12,969
DSM-Firmenich AG	126,000	11,450
Polymetal International PLC[1]	1,096,500	4,112
Alrosa PJSC[3]	15,128,747	—	[4]
		3,223,866

Consumer staples 6.49%
Kweichow Moutai Co., Ltd., Class A	1,635,283	376,729
ITC, Ltd.	60,617,650	312,078
Varun Beverages, Ltd.	19,613,495	214,204
Bunge, Ltd.	1,942,000	205,813
Nestlé SA	1,584,921	170,988
Arca Continental, SAB de CV	18,259,228	163,735
Monster Beverage Corp.[1]	2,974,664	152,005
Constellation Brands, Inc., Class A	555,668	130,110
JBS SA	29,098,254	115,602
Ajinomoto Co., Inc.	2,880,500	105,380
Kao Corp.	2,658,500	96,677
Raia Drogasil SA, ordinary nominative shares	18,396,872	94,142
Pernod Ricard SA	500,893	89,058

New World Fund	9

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Carlsberg A/S, Class B	717,838	$85,653
Kimberly-Clark de México, SAB de CV, Class A, ordinary participation certificates	45,240,412	82,933
Anheuser-Busch InBev SA/NV	1,403,567	79,846
British American Tobacco PLC	2,444,217	72,944
Avenue Supermarts, Ltd.[1]	1,654,351	72,216
Mondelez International, Inc.	989,027	65,484
DINO POLSKA SA, non-registered shares[1,2]	684,000	64,851
Foshan Haitian Flavouring and Food Co., Ltd., Class A	11,084,459	57,095
Philip Morris International, Inc.	488,890	43,589
L’Oréal SA, non-registered shares	93,065	39,036
Uni-Charm Corp.	1,013,000	34,337
Dabur India, Ltd.	5,306,400	33,726
Danone SA	511,049	30,441
United Spirits, Ltd.	2,241,000	27,819
Proya Cosmetics Co., Ltd., Class A	1,477,352	20,981
Wuliangye Yibin Co., Ltd., Class A	787,086	16,795
Diageo PLC	378,632	14,348
Budweiser Brewing Co., APAC, Ltd.	6,666,500	12,672
Reckitt Benckiser Group PLC	188,372	12,628
Clicks Group, Ltd.	273,230	4,022
X5 Retail Group NV (GDR)[1,3]	1,246,331	—	[4]
		3,097,937

Communication services 6.45%
Meta Platforms, Inc., Class A1	1,716,135	517,020
Alphabet, Inc., Class C1	2,490,615	312,074
Alphabet, Inc., Class A1	1,241,770	154,079
Bharti Airtel, Ltd.	40,979,421	450,312
Bharti Airtel, Ltd., interim shares	1,085,032	7,006
Tencent Holdings, Ltd.	10,914,840	404,339
MTN Group, Ltd.	53,340,071	261,157
NetEase, Inc.	5,313,100	113,622
NetEase, Inc. (ADR)	402,647	43,051
América Móvil, SAB de CV, Class B (ADR)	9,093,308	150,949
Telefónica, SA, non-registered shares	30,129,668	115,934
Netflix, Inc.[1]	209,682	86,324
TIM SA	27,650,175	83,196
Telkom Indonesia (Persero) Tbk PT, Class B	298,726,900	65,666
Vodafone Group PLC	67,462,979	62,293
Singapore Telecommunications, Ltd.	31,724,000	55,173
Saudi Telecom Co., non-registered shares	4,772,696	48,866
Informa PLC	4,482,741	38,932
Yandex NV, Class A1	2,453,023	32,404
Telefônica Brasil SA, ordinary nominative shares	3,304,768	29,654
Sea, Ltd., Class A (ADR)[1]	665,885	27,767
JCDecaux SE1	1,239,700	19,435
		3,079,253

Energy 3.30%
Reliance Industries, Ltd.	14,809,356	408,462
TotalEnergies SE	5,291,768	354,408
Baker Hughes Co., Class A	4,640,691	159,733
Exxon Mobil Corp.	1,250,461	132,361
Saudi Arabian Oil Co.	11,314,546	100,430
New Fortress Energy, Inc., Class A2	2,994,095	90,721
Cheniere Energy, Inc.	501,000	83,377
Schlumberger NV	1,155,800	64,332
Chevron Corp.	369,795	53,890
Shell PLC (GBP denominated)	1,192,432	38,323
BP PLC	4,296,019	26,224
Borr Drilling, Ltd. (NOK denominated)[1]	1,977,439	12,296
Borr Drilling, Ltd.[1,2]	1,948,126	11,942
Woodside Energy Group, Ltd.	967,209	21,016
INPEX Corp.	711,500	10,447
Petróleo Brasileiro SA (Petrobras) (ADR), ordinary nominative shares	344,754	5,171
Gazprom PJSC[1,3]	13,623,686	—	[4]
Rosneft Oil Co. PJSC[3]	8,335,580	—	[4]
		1,573,133

10	New World Fund

Common stocks (continued)	Shares	Value (000)
Real estate 1.82%
Macrotech Developers, Ltd.	35,315,163	$334,414
ALLOS SA, ordinary nominative shares	19,796,458	89,917
CK Asset Holdings, Ltd.	15,623,500	78,037
American Tower Corp. REIT	432,025	76,983
China Resources Mixc Lifestyle Services, Ltd.	18,972,600	74,522
KE Holdings, Inc., Class A (ADR)	5,054,280	74,348
ESR Group, Ltd.	40,373,574	51,780
Fibra Uno Administración REIT, SA de CV	23,588,176	35,809
Longfor Group Holdings, Ltd.	18,631,936	27,292
CTP NV2	1,616,844	23,622
Ayala Land, Inc.	3,349,200	1,648
		868,372

Utilities 1.19%
ENN Energy Holdings, Ltd.	25,441,895	194,172
Equatorial Energia SA	19,952,096	125,053
AES Corp.	7,913,722	117,914
Power Grid Corporation of India, Ltd.	27,973,186	67,943
Enel SpA	5,602,556	35,624
Engie SA	1,487,329	23,687
China Resources Gas Group, Ltd.	1,489,000	4,403
China Gas Holdings, Ltd.	992,600	892
		569,688

Total common stocks (cost: $34,892,009,000)		42,856,509

Preferred securities 0.62%
Financials 0.27%
Banco Bradesco SA, preferred nominative shares	23,981,076	66,544
Itaú Unibanco Holding SA (ADR), preferred nominative shares	7,100,104	37,702
Itaú Unibanco Holding SA, preferred nominative shares	4,994,844	26,570
		130,816

Real estate 0.18%
QuintoAndar, Ltd., Series E, preferred shares[1,3,5]	433,164	66,304
QuintoAndar, Ltd., Series E-1, preferred shares[1,3,5]	113,966	17,445
		83,749

Consumer discretionary 0.13%
Dr. Ing. h.c. F. Porsche AG, nonvoting non-registered preferred shares	657,527	57,409
Getir BV, Series D, preferred shares[1,3,5]	103,205	6,213
		63,622

Information technology 0.03%
Samsung Electronics Co., Ltd., nonvoting preferred shares	320,843	12,815
Canva, Inc., Series A, noncumulative preferred shares[1,3,5]	925	987
Canva, Inc., Series A-3, noncumulative preferred shares[1,3,5]	38	41
Canva, Inc., Series A-4, noncumulative preferred shares[1,3,5]	3	3
Canva, Inc., Series A-5, noncumulative preferred shares[1,3,5]	2	2
		13,848

Industrials 0.01%
GOL Linhas Aéreas Inteligentes SA, preferred nominative shares[1]	2,292,541	3,888

Total preferred securities (cost: $346,515,000)		295,923

Rights & warrants 0.06%
Consumer discretionary 0.03%
Midea Group Co., Ltd., Class A, warrants, expire 2/26/2024[1,7]	1,934,670	14,000
Compagnie Financière Richemont SA, Class A, non-registered warrants, expire 11/22/2023[1]	329,878	217
		14,217

Industrials 0.03%
Centre Testing International Group Co., Ltd., Class A, warrants, expire 3/20/2024[1,7]	6,638,000	13,737

Total rights & warrants (cost: $32,250,000)		27,954

New World Fund	11

Convertible bonds & notes 0.01%	Principal amount (000)		Value (000)
Energy 0.01%
Abu Dhabi National Oil Co., convertible notes, 0.70% 6/4/2024	USD	5,000	$4,841

Total convertible bonds & notes (cost: $4,836,000)			4,841

Bonds, notes & other debt instruments 3.94%
Bonds & notes of governments & government agencies outside the U.S. 3.53%
Abu Dhabi (Emirate of) 2.50% 9/30/2029[7]		7,900	6,807
Angola (Republic of) 8.00% 11/26/2029[7]		13,202	10,565
Angola (Republic of) 8.75% 4/14/2032[7]		6,950	5,428
Argentine Republic 1.00% 7/9/2029		3,656	991
Argentine Republic 0.75% 7/9/2030 (1.75% on 7/9/2027)[8]		38,841	10,880
Argentine Republic 3.625% 7/9/2035 (4.125% on 7/9/2024)[8]		32,148	8,025
Argentine Republic 4.25% 1/9/2038 (5.00% on 7/9/2024)[8]		10,333	3,146
Argentine Republic 3.50% 7/9/2041 (4.875% on 7/9/2029)[8]		43,070	11,395
Brazil (Federative Republic of) 0% 1/1/2024	BRL	156,300	30,418
Brazil (Federative Republic of) 10.00% 1/1/2025		87,400	17,113
Brazil (Federative Republic of) 0% 7/1/2025		90,900	15,161
Brazil (Federative Republic of) 10.00% 1/1/2027		147,000	28,184
Brazil (Federative Republic of) 6.00% 5/15/2027[9]		446,454	90,022
Brazil (Federative Republic of) 10.00% 1/1/2029		148,700	27,760
Brazil (Federative Republic of) 10.00% 1/1/2031		138,500	25,261
Brazil (Federative Republic of) 10.00% 1/1/2033		221,900	39,754
Brazil (Federative Republic of) 6.00% 8/15/2050[9]		24,941	4,963
Chile (Republic of) 6.00% 4/1/2033	CLP	17,935,000	19,248
Chile (Republic of) 5.30% 11/1/2037		7,520,000	7,751
Chile (Republic of) 3.10% 5/7/2041	USD	9,265	6,061
China (People’s Republic of), Series INBK, 2.89% 11/18/2031	CNY	456,940	63,506
China (People’s Republic of), Series INBK, 2.88% 2/25/2033		180,000	25,070
China (People’s Republic of), Series INBK, 3.72% 4/12/2051		407,410	62,260
China (People’s Republic of), Series INBK, 3.12% 10/25/2052		162,200	22,473
Colombia (Republic of) 3.00% 1/30/2030	USD	511	395
Colombia (Republic of), Series B, 7.00% 3/26/2031	COP	45,000,000	8,630
Colombia (Republic of) 3.25% 4/22/2032	USD	11,800	8,480
Colombia (Republic of), Series B, 13.25% 2/9/2033	COP	161,586,600	42,418
Colombia (Republic of) 5.625% 2/26/2044	USD	2,209	1,553
Colombia (Republic of) 5.00% 6/15/2045		7,251	4,670
Colombia (Republic of) 5.20% 5/15/2049		3,955	2,544
Cote d’Ivoire (Republic of) 4.875% 1/30/2032	EUR	1,890	1,516
Czech Republic 1.25% 2/14/2025	CZK	500,000	20,522
Dominican Republic 8.625% 4/20/2027[7]	USD	4,950	5,077
Dominican Republic 6.00% 7/19/2028[7]		4,360	4,149
Dominican Republic 11.375% 7/6/2029	DOP	195,700	3,620
Dominican Republic 4.50% 1/30/2030[7]	USD	2,307	1,961
Dominican Republic 13.625% 2/3/2033	DOP	126,550	2,538
Dominican Republic 6.00% 2/22/2033[7]	USD	3,295	2,916
Dominican Republic 11.25% 9/15/2035	DOP	560,000	9,787
Dominican Republic 5.875% 1/30/2060[7]	USD	10,273	7,335
Dominican Republic 5.875% 1/30/2060		18,230	13,016
Egypt (Arab Republic of) 5.625% 4/16/2030	EUR	1,615	922
Egypt (Arab Republic of) 5.875% 2/16/2031[7]	USD	2,350	1,294
Egypt (Arab Republic of) 7.625% 5/29/2032[7]		7,060	4,058
Egypt (Arab Republic of) 7.625% 5/29/2032		2,000	1,150
Egypt (Arab Republic of) 8.50% 1/31/2047		5,010	2,617
Egypt (Arab Republic of) 8.875% 5/29/2050		2,720	1,453
Egypt (Arab Republic of) 8.75% 9/30/2051		7,240	3,851
Egypt (Arab Republic of) 8.15% 11/20/2059[7]		7,510	3,877
Ethiopia (Federal Democratic Republic of) 6.625% 12/11/2024		9,400	5,967
European Bank for Reconstruction & Development 5.15% 2/16/2024	INR	43,200	516
Gabonese Republic 7.00% 11/24/2031	USD	7,500	5,341
Georgia (Republic of) 2.75% 4/22/2026[7]		4,995	4,450
Ghana (Republic of) 7.75% 4/7/2029[7,10]		15,000	6,451
Ghana (Republic of) 8.125% 3/26/2032[10]		16,010	6,790
Honduras (Republic of) 6.25% 1/19/2027		14,463	13,548
Honduras (Republic of) 5.625% 6/24/2030		6,669	5,597
Honduras (Republic of) 5.625% 6/24/2030[7]		5,600	4,700
Hungary (Republic of), Series A, 6.75% 10/22/2028	HUF	8,000,000	21,483
Hungary (Republic of) 6.25% 9/22/2032[7]	USD	6,200	5,976

12	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Indonesia (Republic of), Series 95, 6.375% 8/15/2028	IDR	803,649,000	$49,265
Indonesia (Republic of), Series 82, 7.00% 9/15/2030		200,000,000	12,488
Indonesia (Republic of), Series 96, 7.00% 2/15/2033		418,880,000	26,167
Indonesia (Republic of) 6.625% 2/17/2037	USD	8,612	8,944
Indonesia (Republic of) 7.125% 6/15/2038	IDR	500,000,000	31,347
International Bank for Reconstruction and Development 6.85% 4/24/2028	INR	1,198,000	14,178
International Finance Corp. 6.30% 11/25/2024		542,770	6,456
Kenya (Republic of) 6.875% 6/24/2024[7]	USD	5,175	4,958
Kenya (Republic of) 8.25% 2/28/2048[7]		14,520	10,230
Malaysia (Federation of), Series 0119, 3.906% 7/15/2026	MYR	49,000	10,347
Malaysia (Federation of), Series 0219, 3.885% 8/15/2029		32,000	6,668
Malaysia (Federation of), Series 0419, 3.828% 7/5/2034		66,000	13,398
Malaysia (Federation of), Series 0418, 4.893% 6/8/2038		126,039	28,259
Malaysia (Federation of), Series 0519, 3.757% 5/22/2040		33,761	6,510
Malaysia (Federation of), Series 0519, 4.638% 11/15/2049		16,166	3,400
Malaysia (Federation of), Series 0120, 4.065% 6/15/2050		9,900	1,917
Malaysia (Federation of), Series 022, 5.357% 5/15/2052		15,534	3,612
MFB Magyar Fejlesztesi Bank Zartkoruen Mukodo Reszvenytarsasag 6.50% 6/29/2028	USD	14,500	14,292
Mongolia (State of) 8.75% 3/9/2024		2,425	2,438
Mongolia (State of) 3.50% 7/7/2027		728	611
Mongolia (State of) 8.65% 1/19/2028[7]		4,951	4,930
Mongolia (State of) 4.45% 7/7/2031		400	304
Morocco (Kingdom of) 5.95% 3/8/2028[7]		4,231	4,154
Mozambique (Republic of) 9.00% 9/15/2031		9,800	7,612
Oman (Sultanate of) 5.625% 1/17/2028		7,200	6,980
Oman (Sultanate of) 6.25% 1/25/2031[7]		4,189	4,078
Oman (Sultanate of) 6.75% 1/17/2048		8,950	8,042
Oman (Sultanate of) 7.00% 1/25/2051		10,460	9,649
Panama (Republic of) 3.75% 4/17/2026		4,590	4,289
Panama (Republic of) 6.875% 1/31/2036		8,200	7,749
Panama (Republic of) 4.50% 4/16/2050		4,525	2,851
Panama (Republic of) 4.30% 4/29/2053		6,400	3,868
Panama (Republic of) 6.853% 3/28/2054		9,000	7,783
Panama (Republic of) 4.50% 1/19/2063		2,430	1,446
Paraguay (Republic of) 4.70% 3/27/2027		5,500	5,256
Paraguay (Republic of) 4.95% 4/28/2031		3,415	3,113
Peru (Republic of) 3.00% 1/15/2034		5,715	4,341
Peru (Republic of) 6.55% 3/14/2037		10,417	10,554
Peru (Republic of) 5.625% 11/18/2050		1,240	1,098
Peru (Republic of) 3.55% 3/10/2051		4,900	3,101
Peru (Republic of) 2.78% 12/1/2060		10,795	5,474
PETRONAS Capital, Ltd. 3.50% 4/21/2030[7]		3,400	2,978
PETRONAS Capital, Ltd. 4.55% 4/21/2050[7]		3,400	2,655
Philippines (Republic of) 3.95% 1/20/2040		11,700	8,918
Poland (Republic of), Series 0726, 2.50% 7/25/2026	PLN	117,800	26,155
Poland (Republic of) 4.875% 10/4/2033	USD	8,680	8,065
Qatar (State of) 4.50% 4/23/2028[7]		21,300	20,674
Qatar (State of) 3.75% 4/16/2030[7]		6,200	5,670
Romania 2.00% 1/28/2032	EUR	18,275	13,953
Romania 2.00% 4/14/2033		7,080	5,166
Romania 5.125% 6/15/2048[7]	USD	9,300	6,909
Russian Federation 5.25% 6/23/2047[10]		11,200	3,808
Saudi Arabia (Kingdom of) 4.75% 1/18/2028[7]		9,400	9,113
Senegal (Republic of) 4.75% 3/13/2028	EUR	13,200	12,099
South Africa (Republic of) 5.875% 6/22/2030	USD	7,700	6,772
South Africa (Republic of), Series R-213, 7.00% 2/28/2031	ZAR	881,900	37,455
South Africa (Republic of) 5.875% 4/20/2032	USD	8,700	7,362
South Africa (Republic of), Series R-2035, 8.875% 2/28/2035	ZAR	1,469,430	62,778
South Africa (Republic of), Series R-2040, 9.00% 1/31/2040		397,400	15,853
Sri Lanka (Democratic Socialist Republic of) 6.125% 6/3/2025[10]	USD	3,380	1,765
Sri Lanka (Democratic Socialist Republic of) 6.85% 11/3/2025[10]		5,130	2,680
Sri Lanka (Democratic Socialist Republic of) 6.825% 7/18/2026[10]		16,820	8,766
Sri Lanka (Democratic Socialist Republic of) 6.75% 4/18/2028[10]		5,360	2,697
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[7,10]		7,500	3,775
Sri Lanka (Democratic Socialist Republic of) 7.55% 3/28/2030[10]		4,740	2,386
Thailand (Kingdom of) 2.875% 12/17/2028	THB	238,300	6,599
Thailand (Kingdom of) 3.45% 6/17/2043		286,200	7,670

New World Fund	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Tunisia (Republic of) 5.625% 2/17/2024	EUR	16,655	$16,492
Tunisia (Republic of) 5.75% 1/30/2025	USD	8,645	6,034
Turkey (Republic of) 5.875% 6/26/2031		12,630	10,526
Ukraine 8.994% 2/1/2026[10]		5,771	1,785
Ukraine 7.75% 9/1/2029[10]		28,014	7,929
Ukraine 9.75% 11/1/2030[10]		6,200	1,813
Ukraine 7.375% 9/25/2034[10]		29,200	7,433
United Mexican States, Series M, 7.50% 6/3/2027	MXN	292,750	14,875
United Mexican States, Series M20, 8.50% 5/31/2029		130,000	6,707
United Mexican States, Series M, 7.75% 5/29/2031		1,743,000	84,282
United Mexican States, Series M, 7.50% 5/26/2033		980,300	45,482
United Mexican States, Series M30, 8.50% 11/18/2038		369,000	17,881
United Mexican States 4.75% 3/8/2044	USD	13,300	9,900
United Mexican States 3.75% 4/19/2071		10,285	5,720
Venezuela (Bolivarian Republic of) 7.00% 12/1/2018[10]		870	135
Venezuela (Bolivarian Republic of) 7.75% 10/13/2019[10]		14,640	2,286
Venezuela (Bolivarian Republic of) 6.00% 12/9/2020[10]		12,912	2,005
Venezuela (Bolivarian Republic of) 9.00% 5/7/2023[10]		12,757	2,284
Venezuela (Bolivarian Republic of) 8.25% 10/13/2024[10]		2,827	497
Venezuela (Bolivarian Republic of) 9.25% 5/7/2028[10]		3,175	597
Venezuela (Bolivarian Republic of) 7.00% 3/31/2038[10]		1,448	249
			1,683,200

Corporate bonds, notes & loans 0.41%
Utilities 0.07%
Aegea Finance SARL 9.00% 1/20/2031[7]		5,210	5,200
AES Panama Generation Holdings SRL 4.375% 5/31/2030[7]		3,454	2,822
Empresas Publicas de Medellin ESP 4.25% 7/18/2029[7]		2,062	1,614
Empresas Publicas de Medellin ESP 4.25% 7/18/2029		445	348
Empresas Publicas de Medellin ESP 4.375% 2/15/2031[7]		3,679	2,728
State Grid Europe Development (2014) PLC 3.125% 4/7/2025		22,995	22,197
			34,909

Financials 0.07%
Bangkok Bank Public Co., Ltd. 3.733% 9/25/2034 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.90% on 9/25/2029)[8]		7,517	6,121
BBVA Bancomer, SA 8.45% 6/29/2038 (5-year UST Yield Curve Rate T Note Constant Maturity + 4.661% on 6/29/2033)[7,8]		5,200	4,964
CMB International Leasing Management, Ltd. 2.75% 8/12/2030		7,385	5,874
HDFC Bank, Ltd. 3.70% junior subordinated perpetual bonds (5-Year UST Yield Curve Rate T Note Constant Maturity + 2.925% on 2/25/2027)[7,8]		8,300	7,164
HSBC Holdings PLC 6.332% 3/9/2044 (USD-SOFR + 2.65% on 3/9/2043)[8]		9,000	8,349
			32,472

Materials 0.06%
Braskem Idesa SAPI 7.45% 11/15/2029		8,100	5,131
Braskem Idesa SAPI 7.45% 11/15/2029[7]		3,564	2,258
Braskem Idesa SAPI 6.99% 2/20/2032[7]		4,000	2,365
Braskem Netherlands Finance BV 8.50% 1/12/2031[7]		6,038	5,660
GC Treasury Center Co., Ltd. 4.40% 3/30/2032[7]		7,555	6,338
Sasol Financing USA, LLC 5.50% 3/18/2031		9,400	7,213
			28,965

Energy 0.06%
Oleoducto Central SA 4.00% 7/14/2027[7]		3,450	3,040
Petrobras Global Finance BV 6.85% 6/5/2115		4,340	3,666
Petroleos Mexicanos 6.875% 8/4/2026		8,024	7,414
Petroleos Mexicanos 6.49% 1/23/2027		6,488	5,750
PTTEP Treasury Center Co., Ltd. 2.993% 1/15/2030		2,068	1,759
Sinopec Group Overseas Development (2018), Ltd. 3.10% 1/8/2051[7]		8,300	4,985
			26,614

14	New World Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary 0.05%
Alibaba Group Holding, Ltd. 2.125% 2/9/2031	USD	5,926	$4,547
Alibaba Group Holding, Ltd. 3.15% 2/9/2051		7,800	4,226
Arcos Dorados BV 6.125% 5/27/2029		6,375	5,948
MercadoLibre, Inc. 3.125% 1/14/2031		8,275	6,273
Sands China, Ltd. 4.875% 6/18/2030		2,675	2,247
			23,241

Communication services 0.04%
América Móvil, SAB de CV 9.50% 1/27/2031	MXN	129,800	6,755
Axiata SPV5 (Labuan), Ltd. 3.064% 8/19/2050	USD	4,446	2,573
PLDT, Inc. 2.50% 1/23/2031		2,590	2,022
Tencent Holdings, Ltd. 3.975% 4/11/2029		6,300	5,660
Tencent Holdings, Ltd. 3.24% 6/3/2050[7]		7,100	3,884
			20,894

Consumer staples 0.03%
MARB BondCo PLC 3.95% 1/29/2031[7]		7,700	5,658
MARB BondCo PLC 3.95% 1/29/2031		4,300	3,160
NBM US Holdings, Inc. 6.625% 8/6/2029[5]		6,150	5,535
			14,353

Industrials 0.02%
Empresa de Transporte de Pasajeros Metro SA 4.70% 5/7/2050[7]		4,520	3,261
Lima Metro Line 2 Finance, Ltd. 5.875% 7/5/2034[7]		1,348	1,272
Mexico City Airport Trust 4.25% 10/31/2026		6,200	5,772
			10,305

Health care 0.01%
Rede D’Or Finance SARL 4.95% 1/17/2028		702	628
Rede D’Or Finance SARL 4.50% 1/22/2030		6,323	5,161
			5,789

Total corporate bonds, notes & loans			197,542

Total bonds, notes & other debt instruments (cost: $2,154,441,000)			1,880,742

Short-term securities 5.71%		Shares
Money market investments 5.44%
Capital Group Central Cash Fund 5.45%[6,11]		25,989,299	2,598,930

Money market investments purchased with collateral from securities on loan 0.26%
Capital Group Central Cash Fund 5.45%[6,11,12]		437,237	43,724
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.24%[11,12]		14,900,000	14,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.25%[11,12]		14,900,000	14,900
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30%[11,12]		14,900,000	14,900
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.25%[11,12]		11,100,000	11,100
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.24%[11,12]		9,900,000	9,900
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[11,12]		5,114,441	5,114
Fidelity Investments Money Market Government Portfolio, Class I 5.24%[11,12]		4,900,000	4,900
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.31%[11,12]		4,900,000	4,900
			124,338

New World Fund	15

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)		Value (000)
Bills & notes of governments & government agencies outside the U.S. 0.01%
Sri Lanka (Democratic Socialist Republic of) due 11/17/2023	21.089%	LKR	1,473,000	$4,469

Total short-term securities (cost: $2,728,062,000)				2,727,737
Total investment securities 100.12% (cost: $40,158,113,000)				47,793,706
Other assets less liabilities (0.12)%				(58,916)

Net assets 100.00%				$47,734,790

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)		Value and unrealized appreciation (depreciation) at 10/31/2023 (000)
2 Year U.S. Treasury Note Futures	Long	1,669	1/4/2024	USD	337,842	$(1,448)
10 Year Euro-Bund Futures	Short	162	12/11/2023		(22,110)	570
10 Year Ultra U.S. Treasury Note Futures	Short	543	12/29/2023		(59,094)	3,313
						$2,435

Forward currency contracts

Contract amount						Unrealized appreciation (depreciation)
Currency purchased (000)		Currency sold (000)		Counterparty	Settlement date	at 10/31/2023 (000)
PLN	124,000	USD	28,133	JPMorgan Chase	11/7/2023	$1,304
HUF	7,800,000	USD	20,805	Goldman Sachs	11/7/2023	748
CZK	325,600	USD	13,979	Barclays Bank PLC	11/7/2023	40
USD	28,183	PLN	124,000	Morgan Stanley	11/7/2023	(1,255)
USD	15,612	IDR	230,000,000	Citibank	11/8/2023	1,177
USD	74,465	MYR	351,139	Standard Chartered Bank	11/17/2023	688
MYR	6,900	USD	1,458	Standard Chartered Bank	11/17/2023	(8)
USD	15,297	CNH	111,790	Bank of New York Mellon	11/20/2023	48
USD	15,152	EUR	14,276	Standard Chartered Bank	12/6/2023	22
USD	33,525	EUR	31,644	UBS AG	12/6/2023	(12)
USD	9,482	BRL	53,000	JPMorgan Chase	1/2/2024	(953)
						$1,799

Investments in affiliates6

	Value at 11/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Common stocks 1.30%
Health care 1.22%
Max Healthcare Institute, Ltd.	$372,684	$14,546	$42,405	$11,246	$85,772	$441,843	$771
Laurus Labs, Ltd.	152,173	22,261	—	—	(32,898)	141,536	692
						583,379
Materials 0.08%
Loma Negra Compania Industrial Argentina SA (ADR)	50,584	—	7,394	(6,335)	(134)	36,721	6,771
Real estate 0.00%
BR Malls Participações SA, ordinary nominative shares[13]	97,602	—	78,711	(26,703)	7,812	—	—
Total common stocks						620,100

16	New World Fund

Investments in affiliates6 (continued)

	Value at 11/1/2022 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 10/31/2023 (000)	Dividend or interest income (000)
Short-term securities 5.53%
Money market investments 5.44%
Capital Group Central Cash Fund 5.45%[11]	$3,698,287	$5,960,593	$7,060,649	$592	$107	$2,598,930	$128,356
Money market investments purchased with collateral from securities on loan 0.09%
Capital Group Central Cash Fund 5.45%[11,12]	163,858		120,13414			43,724	—	[15]
Total short-term securities						2,642,654
Total 6.83%				$(21,200)	$60,659	$3,262,754	$136,590

Restricted securities5

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets
QuintoAndar, Ltd., Series E, preferred shares[1,3]	5/26/2021	$69,742	$66,304	.14%
QuintoAndar, Ltd., Series E-1, preferred shares[1,3]	12/20/2021	23,284	17,445	.04
Canva, Inc.[1,3]	8/26/2021-11/4/2021	18,022	11,277	.03
Canva, Inc., Series A, noncumulative preferred shares[1,3]	11/4/2021	1,577	987	.0016
Canva, Inc., Series A-3, noncumulative preferred shares[1,3]	11/4/2021	65	41	.0016
Canva, Inc., Series A-4, noncumulative preferred shares[1,3]	11/4/2021	5	3	.0016
Canva, Inc., Series A-5, noncumulative preferred shares[1,3]	11/4/2021	3	2	.0016
Getir BV, Series D, preferred shares[1,3]	5/27/2021	46,500	6,213	.01
NBM US Holdings, Inc. 6.625% 8/6/2029	7/8/2022	5,945	5,535	.01
Total		$165,143	$107,807	.23%

[1]	Security did not produce income during the last 12 months.
[2]	All or a portion of this security was on loan. The total value of all such securities was $247,021,000, which represented .52% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[3]	Value determined using significant unobservable inputs.
[4]	Amount less than one thousand.
[5]	Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $107,807,000, which represented .23% of the net assets of the fund.
[6]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[7]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $246,118,000, which represented .52% of the net assets of the fund.
[8]	Step bond; coupon rate may change at a later date.
[9]	Index-linked bond whose principal amount moves with a government price index.
[10]	Scheduled interest and/or principal payment was not received.
[11]	Rate represents the seven-day yield at 10/31/2023.
[12]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[13]	Affiliated issuer during the reporting period but no longer held at 10/31/2023.
[14]	Represents net activity. Refer to Note 5 for more information on securities lending.
[15]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.
[16]	Amount less than .01%.

Refer to the notes to financial statements.

New World Fund	17

Key to abbreviation(s)

ADR = American Depositary Receipts

BRL = Brazilian reais

CAD = Canadian dollars

CDI = CREST Depository Interest

CLP = Chilean pesos

CNH = Chinese yuan renminbi

CNY = Chinese yuan

COP = Colombian pesos

CZK = Czech korunas

DOP = Dominican pesos

EUR = Euros

GBP = British pounds

GDR = Global Depositary Receipts

HUF = Hungarian forints

IDR = Indonesian rupiah

INR = Indian rupees

LKR = Sri Lankan rupees

MXN = Mexican pesos

MYR = Malaysian ringgits

NOK = Norwegian kroner

PLN = Polish zloty

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

THB = Thai baht

USD = U.S. dollars

ZAR = South African rand

18	New World Fund

Financial statements

Statement of assets and liabilities
at October 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $247,021 of investment securities on loan):
Unaffiliated issuers (cost: $36,948,573)	$44,530,952
Affiliated issuers (cost: $3,209,540)	3,262,754	$47,793,706
Cash		22,502
Cash collateral pledged for futures contracts		2,318
Cash collateral pledged for forward currency contracts		1,280
Cash denominated in currencies other than U.S. dollars (cost: $82,253)		82,070
Unrealized appreciation on open forward currency contracts		4,027
Receivables for:
Sales of investments	131,665
Sales of fund’s shares	62,550
Dividends and interest	95,848
Securities lending income	4
Other	4	290,071
		48,195,974
Liabilities:
Collateral for securities on loan		124,338
Unrealized depreciation on open forward currency contracts		2,228
Payables for:
Purchases of investments	104,241
Repurchases of fund’s shares	50,180
Investment advisory services	21,244
Services provided by related parties	5,429
Directors’ deferred compensation	2,993
Variation margin on futures contracts	289
Non-U.S. taxes	148,428
Other	1,814	334,618
Net assets at October 31, 2023		$47,734,790

Net assets consist of:
Capital paid in on shares of capital stock		$39,220,856
Total distributable earnings		8,513,934
Net assets at October 31, 2023		$47,734,790

Refer to the notes to financial statements.

New World Fund	19

Financial statements (continued)

Statement of assets and liabilities
at October 31, 2023 (continued)

(dollars and shares in thousands, except per-share amounts)

Total authorized capital stock — 2,000,000 shares,
$.01 par value (697,656 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$11,612,389	169,634		$68.46
Class C	292,842	4,506		64.99
Class T	12	—	*	68.42
Class F-1	828,086	12,179		67.99
Class F-2	14,620,531	213,796		68.39
Class F-3	6,826,545	99,418		68.67
Class 529-A	826,337	12,197		67.75
Class 529-C	20,119	309		65.08
Class 529-E	28,783	429		67.09
Class 529-T	14	—	*	68.40
Class 529-F-1	10	—	*	67.61
Class 529-F-2	113,168	1,652		68.49
Class 529-F-3	10	—	*	68.35
Class R-1	20,785	319		65.13
Class R-2	228,200	3,502		65.16
Class R-2E	33,682	502		67.07
Class R-3	437,814	6,515		67.20
Class R-4	675,791	9,934		68.03
Class R-5E	90,839	1,341		67.77
Class R-5	278,250	4,043		68.83
Class R-6	10,800,583	157,380		68.63

*	Amount less than one thousand.

Refer to the notes to financial statements.

20	New World Fund

Financial statements (continued)

Statement of operations
for the year ended October 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $66,718; also includes $136,590 from affiliates)	$943,520
Interest from unaffiliated issuers (net of non-U.S. taxes of $622)	121,390
Securities lending income (net of fees)	3,863	$1,068,773
Fees and expenses*:
Investment advisory services	253,729
Distribution services	44,445
Transfer agent services	46,110
Administrative services	14,809
529 plan services	636
Reports to shareholders	2,422
Registration statement and prospectus	1,260
Directors’ compensation	705
Auditing and legal	342
Custodian	9,228
State and local taxes	1
Other	669	374,356
Net investment income		694,417

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $36,682):
Unaffiliated issuers	1,291,645
Affiliated issuers	(21,200)
Futures contracts	109
Forward currency contracts	(2,234)
Currency transactions	(7,425)	1,260,895
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $146,469):
Unaffiliated issuers	2,609,825
Affiliated issuers	60,659
Futures contracts	3,997
Forward currency contracts	2,010
Currency translations	2,315	2,678,806
Net realized gain and unrealized appreciation		3,939,701

Net increase in net assets resulting from operations		$4,634,118

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Refer to the notes to financial statements.

New World Fund	21

Financial statements (continued)

Statements of changes in net assets
(dollars in thousands)

	Year ended October 31,
	2023	2022
Operations:
Net investment income	$694,417	$586,896
Net realized gain (loss)	1,260,895	(623,477)
Net unrealized appreciation (depreciation)	2,678,806	(17,584,156)
Net increase (decrease) in net assets resulting from operations	4,634,118	(17,620,737)

Distributions paid to shareholders	(516,454)	(3,986,546)

Net capital share transactions	72,023	4,116,047

Total increase (decrease) in net assets	4,189,687	(17,491,236)

Net assets:
Beginning of year	43,545,103	61,036,339
End of year	$47,734,790	$43,545,103

Refer to the notes to financial statements.

22	New World Fund

Notes to financial statements

1. Organization

New World Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term capital appreciation. Shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

New World Fund	23

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of directors as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset

24	New World Fund

value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of directors has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of directors. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of October 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3		Total
Assets:
Common stocks:
Financials	$1,559,172	$5,439,903	—	*	$6,999,075
Information technology	3,591,453	3,126,481	11,277		6,729,211
Health care	2,380,160	3,563,069	—		5,943,229
Industrials	1,730,428	4,050,816	—		5,781,244
Consumer discretionary	1,589,124	3,402,377	—		4,991,501
Materials	1,869,815	1,354,051	—	*	3,223,866
Consumer staples	1,053,413	2,044,524	—	*	3,097,937
Communication services	1,404,114	1,675,139	—		3,079,253
Energy	601,527	971,606	—	*	1,573,133
Real estate	277,057	591,315	—		868,372
Utilities	242,967	326,721	—		569,688
Preferred securities	134,704	70,224	90,995		295,923
Rights & warrants	217	27,737	—		27,954
Convertible bonds & notes	—	4,841	—		4,841
Bonds, notes & other debt instruments	—	1,880,742	—		1,880,742
Short-term securities	2,723,268	4,469	—		2,727,737
Total	$19,157,419	$28,534,015	$102,272		$47,793,706

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,883	$—	$—	$3,883
Unrealized appreciation on open forward currency contracts	—	4,027	—	4,027
Liabilities:
Unrealized depreciation on futures contracts	(1,448)	—	—	(1,448)
Unrealized depreciation on open forward currency contracts	—	(2,228)	—	(2,228)
Total	$2,435	$1,799	$—	$4,234

*	Amount less than one thousand.
†	Futures contracts and forward currency contracts are not included in the fund’s investment portfolio.

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4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Investing in developing countries — Investing in countries with developing economies and/or markets may involve risks in addition to and greater than those generally associated with investing in developed countries. For instance, developing countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in developing countries may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in developed countries are subject. The fund’s rights with respect to its investments in developing countries, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets.

26	New World Fund

Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, developing countries are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities which may be prepaid at any time, such as mortgage-or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Liquidity risk — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Investing in small companies — Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

New World Fund	27

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2023, the total value of securities on loan was $247,021,000, and the total value of collateral received was $259,700,000. Collateral received includes cash of $124,338,000 and U.S. government securities of $135,362,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $465,382,000.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward

28	New World Fund

currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $129,900,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and forward currency contracts as of, or for the year ended, October 31, 2023 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,883	Unrealized depreciation*	$1,448
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4,027	Unrealized depreciation on open forward currency contracts	2,228
			$7,910		$3,676

		Net realized gain (loss)		Net unrealized appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$109	Net unrealized appreciation on futures contracts	$3,997
Forward currency	Currency	Net realized loss on forward currency contracts	(2,234)	Net unrealized appreciation on forward currency contracts	2,010
			$(2,125)		$6,007

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the applicable table following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts and forward currency contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

New World Fund	29

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2023, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Bank of New York Mellon	$48	$—	$—	$—	$48
Barclays Bank PLC	40	—	—	—	40
Citibank	1,177	—	—	(1,060)	117
Goldman Sachs	748	—	—	(600)	148
JPMorgan Chase	1,304	(953)	—	(351)	—
Standard Chartered Bank	710	(8)	(672)	(30)	—
Total	$4,027	$(961)	$(672)	$(2,041)	$353
Liabilities:
JPMorgan Chase	$953	$(953)	$—	$—	$—
Morgan Stanley	1,255	—	—	(1,255)	—
Standard Chartered Bank	8	(8)	—	—	—
UBS AG	12	—	—	—	12
Total	$2,228	$(961)	$—	$(1,255)	$12

*	Collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2023, the fund recognized $3,224,000 in reclaims (net of $439,000 in fees and the effect of realized gain or loss from currency translations) and $114,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; non-U.S. taxes on capital gains and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended October 31, 2023, the fund reclassified $3,761,000 from total distributable earnings to capital paid in on shares of capital stock to align financial reporting with tax reporting. The fund also utilized capital loss carryforwards of $531,704,000.

30	New World Fund

As of October 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$671,466
Undistributed long-term capital gains	637,185
Gross unrealized appreciation on investments	10,789,686
Gross unrealized depreciation on investments	(3,422,128)
Net unrealized appreciation on investments	7,367,558
Cost of investments	40,430,381

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2023					Year ended October 31, 2022
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains	Total distributions paid
Class A	$104,575		$—	$104,575		$67,256		$1,003,916	$1,071,172
Class C	52		—	52		—		36,116	36,116
Class T	—	*	—	—	*	—	*	1	1
Class F-1	7,789		—	7,789		5,672		83,505	89,177
Class F-2	175,025		—	175,025		138,317		1,201,739	1,340,056
Class F-3	86,351		—	86,351		58,933		444,558	503,491
Class 529-A	7,437		—	7,437		4,657		71,737	76,394
Class 529-C	—		—	—		—		2,698	2,698
Class 529-E	199		—	199		76		2,728	2,804
Class 529-T	—	*	—	—	*	—	*	1	1
Class 529-F-1	—	*	—	—	*	—	*	1	1
Class 529-F-2	1,318		—	1,318		880		8,276	9,156
Class 529-F-3	—	*	—	—	*	—	*	1	1
Class R-1	54		—	54		—		1,783	1,783
Class R-2	443		—	443		—		20,875	20,875
Class R-2E	145		—	145		—		2,477	2,477
Class R-3	2,737		—	2,737		744		38,333	39,077
Class R-4	6,910		—	6,910		3,898		54,965	58,863
Class R-5E	948		—	948		687		6,152	6,839
Class R-5	3,412		—	3,412		2,719		21,969	24,688
Class R-6	119,059		—	119,059		81,958		618,918	700,876
Total	$516,454		$—	$516,454		$365,797		$3,620,749	$3,986,546

*	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.850% on the first $500 million of daily net assets and decreasing to 0.474% on such assets in excess of $55 billion. For the year ended October 31, 2023, the investment advisory services fees were $253,729,000, which were equivalent to an annualized rate of 0.514% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended October 31, 2023, the 529 plan services fees were $636,000, which were equivalent to 0.060% of the average daily net assets of each 529 share class.

32	New World Fund

For the year ended October 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$30,017	$22,380		$3,712		Not applicable
Class C	3,378	618		102		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	2,313	1,328		280		Not applicable
Class F-2	Not applicable	17,161		4,653		Not applicable
Class F-3	Not applicable	137		2,103		Not applicable
Class 529-A	1,974	1,490		267		$532
Class 529-C	242	41		7		14
Class 529-E	157	26		9		19
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	54		36		71
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	222	23		7		Not applicable
Class R-2	1,852	857		74		Not applicable
Class R-2E	198	67		10		Not applicable
Class R-3	2,263	689		137		Not applicable
Class R-4	1,829	744		220		Not applicable
Class R-5E	Not applicable	141		28		Not applicable
Class R-5	Not applicable	154		88		Not applicable
Class R-6	Not applicable	200		3,076		Not applicable
Total class-specific expenses	$44,445	$46,110		$14,809		$636

*	Amount less than one thousand.

Directors’ deferred compensation — Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $705,000 in the fund’s statement of operations reflects $264,000 in current fees (either paid in cash or deferred) and a net increase of $441,000 in the value of the deferred amounts.

Affiliated officers and directors — Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or directors received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of directors. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common directors and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $235,941,000 and $420,885,000, respectively, which generated $118,682,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2023.

New World Fund	33

8. Committed line of credit

The fund participates with other funds managed by CRMC (or funds managed by certain affiliates of CRMC) in a $1.5 billion credit facility (the “line of credit”) to be utilized for temporary purposes to support shareholder redemptions. The fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which are reflected in other expenses in the fund’s statement of operations. The fund did not borrow on this line of credit at any time during the year ended October 31, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions				Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2023

Class A	$631,333	8,926	$102,574		1,538		$(1,519,189)	(21,687)	$(785,282)	(11,223)
Class C	31,222	465	52		1		(108,462)	(1,614)	(77,188)	(1,148)
Class T	—	—	—		—		—	—	—	—
Class F-1	152,688	2,183	7,654		116		(272,474)	(3,873)	(112,132)	(1,574)
Class F-2	3,845,710	54,513	170,371		2,565		(5,071,724)	(73,006)	(1,055,643)	(15,928)
Class F-3	2,161,759	31,362	84,079		1,262		(1,659,464)	(23,575)	586,374	9,049
Class 529-A	64,013	914	7,435		112		(131,886)	(1,871)	(60,438)	(845)
Class 529-C	4,192	62	—		—		(11,646)	(173)	(7,454)	(111)
Class 529-E	2,096	30	199		3		(5,083)	(72)	(2,788)	(39)
Class 529-T	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-1	—	—	—	†	—	†	—	—	— †	— †
Class 529-F-2	20,298	288	1,318		20		(22,025)	(309)	(409)	(1)
Class 529-F-3	—	—	—	†	—	†	—	—	— †	— †
Class R-1	3,028	44	53		1		(4,706)	(69)	(1,625)	(24)
Class R-2	43,960	652	443		7		(62,502)	(929)	(18,099)	(270)
Class R-2E	10,168	146	145		2		(7,184)	(105)	3,129	43
Class R-3	92,088	1,320	2,720		41		(113,835)	(1,642)	(19,027)	(281)
Class R-4	132,199	1,876	6,909		104		(203,059)	(2,886)	(63,951)	(906)
Class R-5E	30,437	440	948		15		(21,427)	(306)	9,958	149
Class R-5	77,282	1,087	3,398		51		(76,953)	(1,076)	3,727	62
Class R-6	2,593,043	36,396	118,331		1,776		(1,038,503)	(14,728)	1,672,871	23,444
Total net increase (decrease)	$9,895,516	140,704	$506,629		7,614		$(10,330,122)	(147,921)	$72,023	397

Refer to the end of the table for footnotes.

34	New World Fund

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2022

Class A	$842,892	11,128	$1,054,056	12,547		$(1,799,525)	(24,339)	$97,423	(664)
Class C	38,304	531	35,947	448		(142,395)	(2,003)	(68,144)	(1,024)
Class T	—	—	—	—		—	—	—	—
Class F-1	184,331	2,473	87,713	1,052		(367,084)	(4,970)	(95,040)	(1,445)
Class F-2	5,277,694	71,565	1,304,036	15,576		(5,251,724)	(72,899)	1,330,006	14,242
Class F-3	2,129,959	28,642	494,184	5,884		(1,715,171)	(23,483)	908,972	11,043
Class 529-A	75,105	1,003	76,376	918		(134,967)	(1,832)	16,514	89
Class 529-C	4,951	69	2,698	34		(14,282)	(196)	(6,633)	(93)
Class 529-E	2,050	28	2,803	33		(6,404)	(88)	(1,551)	(27)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	22,029	291	9,156	109		(16,241)	(218)	14,944	182
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	5,938	85	1,774	22		(6,367)	(88)	1,345	19
Class R-2	47,339	675	20,870	260		(69,099)	(960)	(890)	(25)
Class R-2E	8,234	113	2,477	30		(10,280)	(140)	431	3
Class R-3	96,555	1,328	38,922	471		(147,504)	(1,984)	(12,027)	(185)
Class R-4	198,108	2,711	58,857	705		(246,999)	(3,179)	9,966	237
Class R-5E	30,017	406	6,838	82		(28,517)	(394)	8,338	94
Class R-5	80,402	1,062	24,578	292		(101,599)	(1,374)	3,381	(20)
Class R-6	2,419,895	32,326	692,802	8,253		(1,203,688)	(16,315)	1,909,009	24,264
Total net increase (decrease)	$11,463,803	154,436	$3,914,090	46,716		$(11,261,846)	(154,462)	$4,116,047	46,690

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $16,153,902,000 and $14,925,041,000, respectively, during the year ended October 31, 2023.

New World Fund	35

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class A:
10/31/2023	$62.50	$.83	$5.72	$6.55	$(.59)	$—	$(.59)	$68.46	10.50%	$11,612		1.00%		1.00%		1.17%
10/31/2022	93.89	.69	(26.15)	(25.46)	(.37)	(5.56)	(5.93)	62.50	(28.73)	11,303		.96		.96		.93
10/31/2021	73.88	.38	19.72	20.10	(.09)	—	(.09)	93.89	27.20	17,043		.96		.96		.42
10/31/2020	69.13	.27	7.06	7.33	(.74)	(1.84)	(2.58)	73.88	10.78	13,341		1.00		1.00		.40
10/31/2019	59.37	.69	10.36	11.05	(.58)	(.71)	(1.29)	69.13	19.15	12,964		1.02		1.02		1.07
Class C:
10/31/2023	59.27	.28	5.45	5.73	(.01)	—	(.01)	64.99	9.67	293		1.75		1.75		.41
10/31/2022	89.61	.11	(24.89)	(24.78)	—	(5.56)	(5.56)	59.27	(29.28)	335		1.72		1.72		.15
10/31/2021	70.96	(.29)	18.94	18.65	—	—	—	89.61	26.26	598		1.70		1.70		(.33)
10/31/2020	66.46	(.22)	6.75	6.53	(.19)	(1.84)	(2.03)	70.96	9.98	533		1.74		1.74		(.33)
10/31/2019	57.02	.19	10.02	10.21	(.06)	(.71)	(.77)	66.46	18.21	701		1.79		1.79		.30
Class T:
10/31/2023	62.49	1.01	5.71	6.72	(.79)	—	(.79)	68.42	10.79 [5]	—	[6]	.72	[5]	.72	[5]	1.42	[5]
10/31/2022	93.87	.87	(26.11)	(25.24)	(.58)	(5.56)	(6.14)	62.49	(28.56)[5]	—	[6]	.71	[5]	.71	[5]	1.18	[5]
10/31/2021	73.86	.58	19.69	20.27	(.26)	—	(.26)	93.87	27.47 [5]	—	[6]	.74	[5]	.74	[5]	.63	[5]
10/31/2020	69.12	.43	7.05	7.48	(.90)	(1.84)	(2.74)	73.86	11.05 [5]	—	[6]	.76	[5]	.76	[5]	.62	[5]
10/31/2019	59.39	.82	10.35	11.17	(.73)	(.71)	(1.44)	69.12	19.39 [5]	—	[6]	.78	[5]	.78	[5]	1.28	[5]
Class F-1:
10/31/2023	62.05	.85	5.67	6.52	(.58)	—	(.58)	67.99	10.53	828		.96		.96		1.21
10/31/2022	93.27	.67	(25.95)	(25.28)	(.38)	(5.56)	(5.94)	62.05	(28.74)	854		.96		.96		.91
10/31/2021	73.39	.39	19.58	19.97	(.09)	—	(.09)	93.27	27.22	1,418		.95		.95		.43
10/31/2020	68.68	.29	7.01	7.30	(.75)	(1.84)	(2.59)	73.39	10.83	1,097		.98		.98		.43
10/31/2019	58.95	.69	10.30	10.99	(.55)	(.71)	(1.26)	68.68	19.16	1,177		1.00		1.00		1.09
Class F-2:
10/31/2023	62.44	1.05	5.70	6.75	(.80)	—	(.80)	68.39	10.85	14,620		.68		.68		1.48
10/31/2022	93.83	.90	(26.09)	(25.19)	(.64)	(5.56)	(6.20)	62.44	(28.52)	14,343		.68		.68		1.22
10/31/2021	73.81	.65	19.68	20.33	(.31)	—	(.31)	93.83	27.55	20,219		.67		.67		.72
10/31/2020	69.06	.48	7.05	7.53	(.94)	(1.84)	(2.78)	73.81	11.14	14,085		.70		.70		.70
10/31/2019	59.35	.88	10.32	11.20	(.78)	(.71)	(1.49)	69.06	19.49	12,291		.72		.72		1.37
Class F-3:
10/31/2023	62.70	1.13	5.73	6.86	(.89)	—	(.89)	68.67	10.98	6,827		.58		.58		1.59
10/31/2022	94.20	.99	(26.19)	(25.20)	(.74)	(5.56)	(6.30)	62.70	(28.45)	5,666		.57		.57		1.34
10/31/2021	74.08	.76	19.74	20.50	(.38)	—	(.38)	94.20	27.70	7,473		.57		.57		.83
10/31/2020	69.30	.55	7.08	7.63	(1.01)	(1.84)	(2.85)	74.08	11.25	4,850		.60		.60		.81
10/31/2019	59.54	.96	10.34	11.30	(.83)	(.71)	(1.54)	69.30	19.62	4,351		.62		.62		1.48
Class 529-A:
10/31/2023	61.86	.80	5.66	6.46	(.57)	—	(.57)	67.75	10.48	826		1.02		1.02		1.14
10/31/2022	93.01	.66	(25.89)	(25.23)	(.36)	(5.56)	(5.92)	61.86	(28.76)	807		.99		.99		.90
10/31/2021	73.19	.36	19.54	19.90	(.08)	—	(.08)	93.01	27.17	1,205		.97		.97		.40
10/31/2020	68.50	.25	6.99	7.24	(.71)	(1.84)	(2.55)	73.19	10.77	971		1.02		1.02		.37
10/31/2019	58.83	.65	10.28	10.93	(.55)	(.71)	(1.26)	68.50	19.08	884		1.06		1.06		1.03

Refer to the end of the table for footnotes.

36	New World Fund

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
10/31/2023	$59.37	$.24	$5.47	$5.71	$—	$—	$—	$65.08	9.62%	$20		1.80%		1.80%		.36%
10/31/2022	89.80	.07	(24.94)	(24.87)	—	(5.56)	(5.56)	59.37	(29.31)	25		1.77		1.77		.09
10/31/2021	71.13	(.33)	19.00	18.67	—	—	—	89.80	26.23	46		1.73		1.73		(.38)
10/31/2020	66.62	(.21)	6.73	6.52	(.17)	(1.84)	(2.01)	71.13	9.93	47		1.78		1.78		(.32)
10/31/2019	57.14	.16	10.06	10.22	(.03)	(.71)	(.74)	66.62	18.18	117		1.82		1.82		.27
Class 529-E:
10/31/2023	61.25	.66	5.61	6.27	(.43)	—	(.43)	67.09	10.27	29		1.21		1.21		.95
10/31/2022	92.11	.51	(25.66)	(25.15)	(.15)	(5.56)	(5.71)	61.25	(28.90)	29		1.19		1.19		.70
10/31/2021	72.57	.17	19.37	19.54	—	—	—	92.11	26.93	45		1.18		1.18		.19
10/31/2020	67.94	.13	6.92	7.05	(.58)	(1.84)	(2.42)	72.57	10.55	38		1.22		1.22		.19
10/31/2019	58.32	.53	10.21	10.74	(.41)	(.71)	(1.12)	67.94	18.86	38		1.26		1.26		.83
Class 529-T:
10/31/2023	62.47	.98	5.70	6.68	(.75)	—	(.75)	68.40	10.74 [5]	—	[6]	.75	[5]	.75	[5]	1.39	[5]
10/31/2022	93.83	.84	(26.10)	(25.26)	(.54)	(5.56)	(6.10)	62.47	(28.58)[5]	—	[6]	.75	[5]	.75	[5]	1.14	[5]
10/31/2021	73.84	.53	19.69	20.22	(.23)	—	(.23)	93.83	27.43 [5]	—	[6]	.78	[5]	.78	[5]	.59	[5]
10/31/2020	69.10	.40	7.06	7.46	(.88)	(1.84)	(2.72)	73.84	11.00 [5]	—	[6]	.79	[5]	.79	[5]	.59	[5]
10/31/2019	59.37	.79	10.35	11.14	(.70)	(.71)	(1.41)	69.10	19.34 [5]	—	[6]	.82	[5]	.82	[5]	1.24	[5]
Class 529-F-1:
10/31/2023	61.77	.93	5.65	6.58	(.74)	—	(.74)	67.61	10.68 [5]	—	[6]	.79	[5]	.79	[5]	1.33	[5]
10/31/2022	92.91	.81	(25.82)	(25.01)	(.57)	(5.56)	(6.13)	61.77	(28.60)[5]	—	[6]	.78	[5]	.78	[5]	1.11	[5]
10/31/2021	73.20	.55	19.53	20.08	(.37)	—	(.37)	92.91	27.44 [5]	—	[6]	.75	[5]	.75	[5]	.60	[5]
10/31/2020	68.51	.41	6.98	7.39	(.86)	(1.84)	(2.70)	73.20	11.01 [5]	—	[6]	.80	[5]	.80	[5]	.60	[5]
10/31/2019	58.90	.80	10.25	11.05	(.73)	(.71)	(1.44)	68.51	19.36	86		.84		.84		1.25
Class 529-F-2:
10/31/2023	62.53	1.05	5.71	6.76	(.80)	—	(.80)	68.49	10.85	113		.68		.68		1.49
10/31/2022	93.92	.90	(26.14)	(25.24)	(.59)	(5.56)	(6.15)	62.53	(28.54)	103		.69		.69		1.21
10/31/2021	73.88	.59	19.69	20.28	(.24)	—	(.24)	93.92	27.48	138		.74		.74		.65
10/31/2020[7,8]	73.88	—	—	—	—	—	—	73.88	—	97		—		—		—
Class 529-F-3:
10/31/2023	62.44	1.04	5.71	6.75	(.84)	—	(.84)	68.35	10.84	—	[6]	.65		.65		1.48
10/31/2022	93.84	.92	(26.08)	(25.16)	(.68)	(5.56)	(6.24)	62.44	(28.50)	—	[6]	.64		.64		1.25
10/31/2021	73.88	.67	19.68	20.35	(.39)	—	(.39)	93.84	27.58	—	[6]	.67		.62		.73
10/31/2020[7,8]	73.88	—	—	—	—	—	—	73.88	—	—	[6]	—		—		—
Class R-1:
10/31/2023	59.48	.33	5.48	5.81	(.16)	—	(.16)	65.13	9.77	21		1.67		1.67		.49
10/31/2022	89.83	.19	(24.98)	(24.79)	—	(5.56)	(5.56)	59.48	(29.21)	21		1.63		1.63		.26
10/31/2021	71.14	(.28)	18.97	18.69	—	—	—	89.83	26.26	29		1.70		1.70		(.32)
10/31/2020	66.65	(.24)	6.78	6.54	(.21)	(1.84)	(2.05)	71.14	9.96	24		1.77		1.77		(.37)
10/31/2019	57.18	.19	10.05	10.24	(.06)	(.71)	(.77)	66.65	18.23	29		1.78		1.78		.31

Refer to the end of the table for footnotes.

New World Fund	37

Financial highlights (continued)

		Income (loss) from investment operations[1]				Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income (loss)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income (loss) to average net assets[3]
Class R-2:
10/31/2023	$59.47	$.33		$5.48	$5.81	$(.12)	$—	$(.12)	$65.16	9.77%	$228	1.67%	1.67%	.49%
10/31/2022	89.85	.15		(24.97)	(24.82)	—	(5.56)	(5.56)	59.47	(29.24)	224	1.67	1.67	.21
10/31/2021	71.13	(.26)		18.98	18.72	—	—	—	89.85	26.30	341	1.66	1.66	(.29)
10/31/2020	66.67	(.20)		6.78	6.58	(.28)	(1.84)	(2.12)	71.13	10.03	293	1.70	1.70	(.30)
10/31/2019	57.19	.23		10.06	10.29	(.10)	(.71)	(.81)	66.67	18.32	303	1.72	1.72	.37
Class R-2E:
10/31/2023	61.22	.55		5.61	6.16	(.31)	—	(.31)	67.07	10.08	34	1.38	1.38	.79
10/31/2022	92.06	.37		(25.65)	(25.28)	—	(5.56)	(5.56)	61.22	(29.03)	28	1.38	1.38	.51
10/31/2021	72.67	—	[9]	19.39	19.39	—	—	—	92.06	26.67	42	1.37	1.37	— [10]
10/31/2020	68.10	—	[9]	6.92	6.92	(.51)	(1.84)	(2.35)	72.67	10.34	35	1.41	1.41	(.01)
10/31/2019	58.48	.42		10.24	10.66	(.33)	(.71)	(1.04)	68.10	18.66	33	1.43	1.43	.66
Class R-3:
10/31/2023	61.34	.65		5.62	6.27	(.41)	—	(.41)	67.20	10.26	438	1.22	1.22	.94
10/31/2022	92.20	.48		(25.67)	(25.19)	(.11)	(5.56)	(5.67)	61.34	(28.92)	417	1.22	1.22	.66
10/31/2021	72.67	.13		19.40	19.53	—	—	—	92.20	26.86	644	1.22	1.22	.15
10/31/2020	68.03	.10		6.93	7.03	(.55)	(1.84)	(2.39)	72.67	10.51	563	1.26	1.26	.14
10/31/2019	58.39	.52		10.21	10.73	(.38)	(.71)	(1.09)	68.03	18.83	607	1.28	1.28	.82
Class R-4:
10/31/2023	62.11	.87		5.69	6.56	(.64)	—	(.64)	68.03	10.58	676	.93	.93	1.23
10/31/2022	93.33	.72		(25.99)	(25.27)	(.39)	(5.56)	(5.95)	62.11	(28.70)	673	.92	.92	.98
10/31/2021	73.44	.42		19.59	20.01	(.12)	—	(.12)	93.33	27.26	989	.92	.92	.46
10/31/2020	68.72	.31		7.01	7.32	(.76)	(1.84)	(2.60)	73.44	10.87	759	.94	.94	.46
10/31/2019	59.03	.72		10.29	11.01	(.61)	(.71)	(1.32)	68.72	19.20	836	.97	.97	1.12
Class R-5E:
10/31/2023	61.88	1.02		5.65	6.67	(.78)	—	(.78)	67.77	10.80	91	.73	.73	1.45
10/31/2022	93.07	.85		(25.86)	(25.01)	(.62)	(5.56)	(6.18)	61.88	(28.57)	74	.72	.72	1.16
10/31/2021	73.23	.63		19.50	20.13	(.29)	—	(.29)	93.07	27.52	102	.71	.71	.70
10/31/2020	68.56	.44		7.01	7.45	(.94)	(1.84)	(2.78)	73.23	11.08	57	.74	.74	.66
10/31/2019	58.94	.86		10.25	11.11	(.78)	(.71)	(1.49)	68.56	19.46	38	.76	.76	1.34
Class R-5:
10/31/2023	62.85	1.10		5.73	6.83	(.85)	—	(.85)	68.83	10.90	278	.63	.63	1.54
10/31/2022	94.40	.95		(26.25)	(25.30)	(.69)	(5.56)	(6.25)	62.85	(28.48)	250	.62	.62	1.28
10/31/2021	74.24	.70		19.81	20.51	(.35)	—	(.35)	94.40	27.64	378	.62	.62	.76
10/31/2020	69.43	.52		7.09	7.61	(.96)	(1.84)	(2.80)	74.24	11.20	304	.64	.64	.76
10/31/2019	59.67	.89		10.40	11.29	(.82)	(.71)	(1.53)	69.43	19.57	305	.67	.67	1.40
Class R-6:
10/31/2023	62.67	1.13		5.72	6.85	(.89)	—	(.89)	68.63	10.97	10,801	.58	.58	1.59
10/31/2022	94.15	.99		(26.17)	(25.18)	(.74)	(5.56)	(6.30)	62.67	(28.45)	8,393	.57	.57	1.34
10/31/2021	74.05	.73		19.75	20.48	(.38)	—	(.38)	94.15	27.70	10,326	.57	.57	.80
10/31/2020	69.27	.56		7.07	7.63	(1.01)	(1.84)	(2.85)	74.05	11.26	8,255	.59	.59	.82
10/31/2019	59.52	.95		10.35	11.30	(.84)	(.71)	(1.55)	69.27	19.62	7,010	.61	.61	1.48

Refer to the end of the table for footnotes.

38	New World Fund

Financial highlights (continued)

	Year ended October 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[11]	32%	39%	32%	40%	37%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During one of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Amount less than $.01.
[10]	Amount less than .01%.
[11]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

New World Fund	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of New World Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of New World Fund, Inc. (the “Fund”), including the investment portfolio, as of October 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
December 8, 2023

We have served as the auditor of one or more American Funds investment companies since 1956.

40	New World Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2023, through October 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

New World Fund	41

Expense example (continued)

	Beginning account value 5/1/2023	Ending account value 10/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$954.67	$4.88	.99%
Class A – assumed 5% return	1,000.00	1,020.21	5.04	.99
Class C – actual return	1,000.00	951.00	8.61	1.75
Class C – assumed 5% return	1,000.00	1,016.38	8.89	1.75
Class T – actual return	1,000.00	955.69	3.50	.71
Class T – assumed 5% return	1,000.00	1,021.63	3.62	.71
Class F-1 – actual return	1,000.00	954.65	4.78	.97
Class F-1 – assumed 5% return	1,000.00	1,020.32	4.94	.97
Class F-2 – actual return	1,000.00	956.09	3.35	.68
Class F-2 – assumed 5% return	1,000.00	1,021.78	3.47	.68
Class F-3 – actual return	1,000.00	956.64	2.81	.57
Class F-3 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class 529-A – actual return	1,000.00	954.46	4.98	1.01
Class 529-A – assumed 5% return	1,000.00	1,020.11	5.14	1.01
Class 529-C – actual return	1,000.00	950.75	8.85	1.80
Class 529-C – assumed 5% return	1,000.00	1,016.13	9.15	1.80
Class 529-E – actual return	1,000.00	953.69	5.96	1.21
Class 529-E – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class 529-T – actual return	1,000.00	955.55	3.70	.75
Class 529-T – assumed 5% return	1,000.00	1,021.42	3.82	.75
Class 529-F-1 – actual return	1,000.00	955.19	3.89	.79
Class 529-F-1 – assumed 5% return	1,000.00	1,021.22	4.02	.79
Class 529-F-2 – actual return	1,000.00	956.19	3.30	.67
Class 529-F-2 – assumed 5% return	1,000.00	1,021.83	3.41	.67
Class 529-F-3 – actual return	1,000.00	955.94	3.16	.64
Class 529-F-3 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class R-1 – actual return	1,000.00	951.35	8.16	1.66
Class R-1 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2 – actual return	1,000.00	951.53	8.17	1.66
Class R-2 – assumed 5% return	1,000.00	1,016.84	8.44	1.66
Class R-2E – actual return	1,000.00	952.86	6.74	1.37
Class R-2E – assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-3 – actual return	1,000.00	953.43	5.96	1.21
Class R-3 – assumed 5% return	1,000.00	1,019.11	6.16	1.21
Class R-4 – actual return	1,000.00	954.94	4.53	.92
Class R-4 – assumed 5% return	1,000.00	1,020.57	4.69	.92
Class R-5E – actual return	1,000.00	955.96	3.55	.72
Class R-5E – assumed 5% return	1,000.00	1,021.58	3.67	.72
Class R-5 – actual return	1,000.00	956.39	3.06	.62
Class R-5 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-6 – actual return	1,000.00	956.63	2.81	.57
Class R-6 – assumed 5% return	1,000.00	1,022.33	2.91	.57

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

42	New World Fund

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2023:

Foreign taxes	$0.15 per share
Foreign source income	$1.27 per share
Qualified dividend income	100%
Section 163(j) interest dividends	$ 202,129,000
Corporate dividends received deduction	$ 116,893,000
U.S. government income that may be exempt from state taxation	$ 31,195,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

New World Fund	43

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New World Fund	49

Board of directors and other officers

Independent directors1

Name and year of birth	Year first elected a director of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Vanessa C. L. Chang, 1952	2005	Former Director, EL & EL Investments (real estate)	21	Edison International/Southern California Edison; Transocean Ltd. (offshore drilling contractor)
Pablo R. González Guajardo, 1967	2014	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Grupo Sanborns, SAB de CV (retail stores and restaurants); Kimberly-Clark de México, SAB de CV (consumer staples)
Martin E. Koehler, 1957	2015	Independent management consultant	6	None
Pascal Millaire, 1983	2019	CEO and Director, CyberCube Analytics, Inc. (cyber risk software for insurers)	3	None
William I. Miller, 1956 Chair of the Board (Independent and Non-Executive)	1999	President, The Wallace Foundation	3	Cummins, Inc.
Josette Sheeran, 1954	2015	President and Director, Canoo, Inc.; Trustee and former Executive Chair, The McCain Institute; former Professor of Practice, Arizona State University; President Emeritus and former CEO, Asia Society; former United Nations Special Envoy for Haiti	8	None
Christopher E. Stone, 1956	2020	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	11	None
Amy Zegart, PhD, 1967	2019	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	8	Kratos Defense & Security Solutions

Interested directors5,6

Name, year of birth and position with fund	Year first elected a director or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by director[3]	Other directorships[4] held by director
Carl M. Kawaja, 1964 Senior Vice President and Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Partner — Capital World Investors, Capital Bank and Trust Company[7]; Chairman and Director, Capital Research and Management Company	3	None
Joanna F. Jonsson, 1963 Director	2019	Partner — Capital World Investors, Capital Research and Management Company; Vice Chair, President and Director, Capital Research and Management Company; Vice Chair and Director, The Capital Group Companies, Inc[7]	3	None

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421- 4225 or by visiting the Capital Group website at capitalgroup.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

50	New World Fund

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Bradford F. Freer, 1969 Co-President	2006	Partner — Capital Research Global Investors, Capital Research and Management Company
Dawid Justus, 1968 Co-President	2021	Partner — Capital World Investors, Capital Research Company[7]
Lisa Thompson, 1965 Co-President	2019	Partner — Capital International Investors, Capital Research and Management Company
Walt Burkley, 1966 Principal Executive Officer	2012	General Counsel — Fund Business Management Group, Capital Research and Management Company;
		General Counsel and Secretary, The Capital Group Companies, Inc.[7]; Director, Capital Research Company[7]; Director, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Jonathan Knowles, PhD, 1961 Senior Vice President	2019	Partner — Capital World Investors, Capital Group Investment Management Pte. Ltd.[7]
Winnie Kwan, 1972 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital International, Inc.[7]
Robert W. Lovelace, 1962 Senior Vice President	1999	Partner — Capital International Investors, Capital Research and Management Company;
Partner — Capital International Investors, Capital Bank and Trust Company[7];
		Chief Executive Officer and Director, Capital Research and Management Company
Piyada Phanaphat, 1978 Senior Vice President	2020	Partner — Capital World Investors, Capital International, Inc.[7]
Akira Shiraishi, 1974 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company
Kirstie Spence, 1973 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital International Limited[7];
Vice President and Director, Capital International Limited[7]; Director, Capital Research Company[7];
		Director, The Capital Group Companies, Inc.[7]
Tomonori Tani, 1977 Senior Vice President	2018	Partner — Capital World Investors, Capital Research and Management Company
Christopher Thomsen, 1970 Senior Vice President	2014	Partner — Capital Research Global Investors, Capital Research Company[7]
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2010	Senior Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Directors and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each director as a trustee or director of a public company or a registered investment company.
[5]	The term interested director refers to a director who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the directors and/or officers listed, with the exception of Dawid Justus, Piyada Phanaphat and Akira Shiraishi, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

New World Fund	51

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

Dechert LLP

One Bush Street, Suite 1600

San Francisco, CA 94104-4446

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

52	New World Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

New World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of New World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2023, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes
Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.[2] Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Pablo R. González Guajardo, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

NWF

Registrant:
a) Audit Fees:
Audit	2022	181,000
	2023	159,000

b) Audit-Related Fees:
	2022	9,000
	2023	8,000

c) Tax Fees:
	2022	42,000
	2023	51,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,221,000
	2023	2,183,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,668,000 for fiscal year 2022 and $2,242,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEW WORLD FUND, INC.

By __/s/ Walter R. Burkley________________
Walter R. Burkley, Principal Executive Officer

Date: December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Walter R. Burkley_____________
Walter R. Burkley, Principal Executive Officer

Date: December 29, 2023

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: December 29, 2023